UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 20, 2002
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

1-1839                     COMMONWEALTH EDISON COMPANY                                  36-0938600
                           (an Illinois corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

1-1401                     PECO ENERGY COMPANY                                          23-0970240
                           (a Pennsylvania corporation)
                           P.O. Box 8699
                           2301 Market Street
                           Philadelphia, Pennsylvania 19101-8699
                           (215) 841-4000

333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200


Item 9. Regulation FD

On June 20, 2002 Exelon held its Investor Conference in New York City. During the conference, management reviewed issues outlined in the presentations and responded to questions received from the audience. The conference was webcast and is archived on Exelon's website: www.exeloncorp.com. (Please select the Investor Relations page.) The slides used in the presentations were previously filed as Exhibit 99.1 to Exelon's Current Report on Form 8-K filed on June 20, 2002.

In addition to the slides and other supplementary information provided to attendees, management also provided the following information during their presentations:

Management indicated that it expects the provider of last resort proposal discussed in the presentation is to be finalized in mid-July. Additionally, the large commercial and industrial customer load expected to be affected by the proposal is 4,500 megawatts (MWs) currently and 6,000 MWs in 2007, when the proposal would be effective.

Additionally, management also indicated that no decisions have been made regarding Exelon's 2003 coal capacity option under its contract with Edison Mission Energy - Midwest Generation, which is discussed in Ian McLean's presentation. For the purpose of modeling only, the assumption used in the investor conference financial outlook was that Exelon would exercise one-half of the 4000 MWs of optional coal capacity for 2003.

Management also disclosed that Exelon is working on an initiative to restructure the option to purchase the remaining 50.1% of Sithe. It is expected that economics reflected in the investor presentation would improve with the restructured transaction. The presentation assumes the remaining 50.1% of Sithe's outstanding common stock is purchased for $700 million and the assumption of Sithe's $2.3 billion of debt.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-- Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               EXELON CORPORATION
                               COMMONWEALTH EDISON COMPANY
                               PECO ENERGY COMPANY
                               EXELON GENERATION COMPANY, LLC

                               /S/  Ruth Ann Gillis
                               -----------------------------------
                               Ruth Ann Gillis
                               Senior Vice President and Chief Financial Officer Exelon Corporation


June 25, 2002